SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      -------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 27, 1999


                           MEDICAL MANAGER CORPORATION
             (Exact name of Registrant as specified in its charter)
                        (Formerly known as Synetic, Inc.)


   Delaware                        0-17822                         22-2975182
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


669 River Drive, River Drive Center II,
          Elmwood Park, NJ                                 07407
(Address of principal executive offices)                (Zip Code)


Registrants telephone number, including area code:     (201) 703-3400

                             Exhibit Index on Page 5



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Item 2.  Acquisition or Disposition of Assets.

          On July 23, 1999, pursuant to an Agreement and Plan of Merger, dated as of May 16, 1999 (the "Merger Agreement"), among Medical Manager Corporation f/k/a Synetic, Inc., a Delaware corporation (the "Registrant"), Medical Manager Systems, Inc. f/k/a/ Medical Manager Corporation ("Medical Manager"), a Delaware Corporation and Marlin Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant ("Merger Sub"), Medical Manager merged with Merger Sub in a tax free transaction (the "Merger"). In the Merger, each outstanding share of common stock of Medical Manager was converted into the right to receive
 .625 shares of common stock, par value $0.01 per share, of the Registrant (the "Registrant Common Stock"). The Registrant intends to operate Medical Manager as a wholly owned subsidiary. The Merger is expected to be accounted for as a pooling of interests. In connection with the Merger, the Registrant has changed its name from Synetic, Inc. to Medical Manager Corporation, and the former Medical Manager Corporation has changed its name to Medical Manager Systems, Inc.

          A copy of the press release dated July 23, 1999 issued by the Registrant relating to the consummation of the Merger is attached as an exhibit hereto and is incorporated by reference herein.


Item 5.   Other Events

          In connection with the Merger, the Registrant filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation (Second). A copy of the Amended and Restated Certificate of Incorporation (Second) is attached as an exhibit hereto.

          Also in connection with the Merger, the Registrant has made certain changes to its By-Laws. A copy of the By-Laws, as amended is attached as an exhibit hereto.

         In connection with the Merger, the Registration Rights Agreement, dated as of May 16, 1999, between the Registrant and Certain Stockholders was amended to (i) delete the requirement for the Registrant to publish consolidated financial statements of the combined operations of the Registrant and Medical Manager covering a period of at least thirty (30) days of post-merger operations and (ii) to extend the latest date that the first demand registration provided in the Registration Rights Agreement may be exercised to ninety (90) days after July 23, 1999.

Item 7.  Financial Statements and Exhibits.

  (a)     Financial statements of businesses acquired.

          The required financial statements of Medical Manager will be filed by the Registrant by amendment within the prescribed time period.


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  (b)     Pro forma financial information.

          The required pro forma financial information will be filed by the Registrant by amendment within the prescribed time period.

  (c)     Exhibits.

Exhibit
  No.     Description
-------   -----------
   2.1 Agreement and Plan of Merger, dated as of May 16, 1999 among Synetic, Inc., Medical Manager Corporation and Marlin Merger Sub, Inc., (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus included as part of the Registrant's Registration Statement on Form S-4 (File No. 333-81123) filed on June 24, 1999).

   3.1 Amended and Restated Certificate of Incorporation (Second) of the Registrant.

   3.2     By-Laws of the Registrant.

   4.1     Specimen Common Stock Certificate of the Registrant.

   99.1    Press Release, dated July 23, 1999.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MEDICAL MANAGER CORPORATION



Date:     July 27, 1999              By:   /s/ Charles A. Mele
                                     -------------------------------------------
                                     Name:      Charles A. Mele
                                     Title:     Executive Vice President and
                                                General Counsel




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                                  EXHIBIT INDEX


Exhibit
  No.       Description
-------     -----------
   2.1      Agreement and Plan of Merger, dated as of May 16, 1999 among
            Synetic, Inc., Medical Manager Corporation and Marlin Merger Sub,
            Inc. (incorporated by reference to Annex A to the Joint Proxy
            Statement/Prospectus included as part of the Registrant's
            Registration Statement on Form S-4 (File No. 333-81123) filed on
            June 24, 1999).

   3.1 Amended and Restated Certificate of Incorporation (Second) of the Registrant.

   3.2      By-Laws of the Registrant.

   4.1      Specimen Common Stock Certificate of the Registrant.

   99.1     Press Release, dated July 23, 1999.